FIRST EAGLE FUNDS

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JUNE 9, 2020

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED
MARCH 1, 2020

This Supplement is intended to highlight certain changes to the Prospectus and Statement of Additional Information of Fund of America (the “Fund”), each dated March 1, 2020, as may be amended or supplemented. Please review these matters carefully.

Important Notice re Change in Investment Objective, Investment Strategy, Portfolio Manager Team, Advisory Fee Rate and Expense Limitations of the Fund, and Resignation of Subadviser

At a meeting of the Board of Trustees (the “Board”) of First Eagle Funds (the “Trust”) held on June 4, 2020, the Board approved the following changes for the Fund, all to take effect on or about August 10, 2020:

•	The Fund will have a new investment objective and new principal investment strategy (as summarized below)

•	Iridian Asset Management LLC (“Iridian”) will resign as subadviser to the Fund

•	Julien Albertini, Manish Gupta and Christian Heck of First Eagle Investment Management, LLC (“FEIM”) will serve as the Fund’s portfolio managers upon Iridian’s resignation

•	FEIM will continue to serve as the Fund’s investment adviser at a lower advisory fee rate (as summarized below)

•	FEIM will agree to support contractual limitations on the Fund’s expenses (as summarized below)

These changes do not require shareholder approval. They will be implemented contemporaneous with the effectiveness of an amendment to the Fund’s registration statement, which is expected to be on or about August 10, 2020. At that time, all references to Iridian as subadviser of the Fund in the summary prospectus, prospectus, and statement of additional information (“SAI”) will be deleted.

In the interim, the Fund’s portfolio continues to be managed by Iridian in accordance with the Fund’s current investment objective and strategies.

The following summarizes the changes to the Fund’s investment objective and principal investment strategy:

	Current	Effective on or about August 10, 2020
Investment Objective:	Seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities.	Seeks capital appreciation and current income.

Principal Investment Strategies:

To achieve its objective of capital appreciation, Fund of America will primarily invest in domestic stocks and, to a lesser extent, debt and foreign equity instruments. Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in domestic equity and debt instruments. The Fund “counts” derivative positions on these instruments for purposes of this 80% allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). Equity securities include common stocks, preferred stocks, convertible securities and warrants. The Fund may also invest in repurchase agreements and derivatives.

Derivatives include investing in options, futures and swaps and related products. Specifically, the Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars.

In addition, the Fund may enter into options on securities and on stock indices to limit the Fund’s investment risk and augment its investment return. Further, the Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase.

To achieve its objective of capital appreciation and current income, under normal circumstances Fund of America will primarily invest in domestic stocks and, to a lesser extent, debt and foreign equity instruments. Normally, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in domestic equity and debt instruments. The Fund “counts” derivative positions on these instruments for purposes of this 80% allocation, and in doing so, values each position at the price at which it is held on the Fund’s books (generally market price). Equity securities include common stocks, preferred stocks, convertible securities and warrants. The Fund may also invest in repurchase agreements and derivatives. At least 65% of the Fund’s net assets will be income-producing, including equity, hybrid, option, and debt securities. That generally means that at least 65% of the Fund’s net assets (plus any borrowings for investment purposes) will be allocated to such investments that pay a dividend or other related income.

Derivatives include investing in options, futures and swaps and related products. Specifically, the Fund may enter into interest rate, credit default, currency, equity, fixed income and index swaps and the purchase or sale of related caps, floors and collars.

In addition, the Fund may enter into options on securities and on stock indices to limit the Fund’s investment risk and augment its investment return. Further, the Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return and to hedge

The Fund also may write call options on broadly based stock and bond market indices if at the time of writing it holds a portfolio of stocks or bonds listed on such index. Finally, the Fund may utilize futures contracts and options on futures on securities exchanges or in the over-the-counter market.

The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy.

The investment philosophy and strategy of Fund of America can be broadly characterized as a bottom-up, event-driven approach to choose securities that the Fund believes are undervalued and should perform well. In a bottom-up approach, companies and securities are researched and chosen individually. In an event-driven approach, one looks for companies that appear to be undervalued in relation to their potential value in light of positive corporate changes. Signals of corporate change can be management changes, large share repurchases, potential acquisitions or mergers. If changes are successful, these companies should realize a rise in the stock price. Fund of America invests in the securities of companies that it believes are undervalued relative to their overall financial and managerial strength. Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in any size company, including large, medium and smaller companies. The Fund may invest in debt securities generally without regard to their credit rating or time to maturity. However, the Fund has no current intention of investing more than 5% of its net assets in high yield bonds.

against declines in the prices of portfolio securities. The Fund may also write put options to enhance investment return or to hedge against increases in the prices of securities which it intends to purchase. The Fund also may write call options on broadly based stock and bond market indices if at the time of writing it holds a portfolio of stocks or bonds listed on such index to hedge against potential declines in prices. Finally, the Fund may utilize futures contracts and options on futures on securities exchanges or in the over-the-counter market.

The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy.

The investment philosophy and strategy of Fund of America can be broadly characterized as a “value” approach, as it seeks a “margin of safety” in each investment purchase with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that we view as under business model, balance sheet, management or other stresses. “Intrinsic value” is based on our judgment of what a prudent and rational business buyer would pay in cash for all of the company in normal markets. See also Defensive Investment Strategies.

Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. The Fund may invest in debt securities generally without regard to their credit rating or time to maturity. However, the Fund has no current intention of investing more than 5% of its net assets in high yield bonds.

When the new objective and strategies are in effect, the Fund will be subject to real estate securities risk and high portfolio turnover risk as additional principal risks. In this regard, it is anticipated that there will be significant near-term portfolio turnover, and attendant costs and tax consequences, as the new portfolio managers implement the new objective and strategies. The transition to a portfolio consistent with the

Fund’s new investment objective and strategies will require some time to complete after the expected August effective date for these new terms. During that transition period, it is expected that the Fund will not be as invested in income producing securities as will be the case once the transition is complete.

The following summarizes the changes to the Fund’s advisory fee rate:

Effective on or about August 10, 2020, the annualized advisory fee rate that the Fund pays to FEIM will be lowered to 0.50%. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

The following summarizes the implementation of the Fund’s expense limitation agreement, also effective on or about August 10, 2020:

FEIM will undertake to waive and/or reimburse certain fees and expenses of the Fund’s Class A, C, Y, I, R3, R4, R5 and R6 shares so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. These undertakings will extend until February 28, 2022 and may not be terminated before then without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, Y, I, R3, R4, R5 and R6 will repay FEIM for fees and expenses waived or reimbursed for the class, provided that repayment does not cause annual operating expenses to exceed 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class’ average net assets, respectively. Any such repayment must be within three years after the year in which FEIM incurred the expense.

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The information in this Supplement modifies (and if inconsistent, replaces) information contained in the Fund’s Prospectus and Statement of Additional Information, each dated March 1, 2020, as may be amended or supplemented.